                                                                  Exhibit 10.13

                              DATED 1ST MARCH 1994



                          WINDMILL HILL BUSINESS CENTRE

                    (1)       ST. MARTINS PROPERTY
                               INVESTMENTS LIMITED

                                     - and -

                    (2)       THE GALILEO COMPANY


                         -----------------------------
                                      LEASE

                                     - of -
                               The Computer Centre
                          Windmill Hill Business Centre
                                     Swindon
                         -----------------------------





                               STEPHENSON HARWOOD
                           One, St. Paul's Churchyard
                                 London EC4M 8SH
                                Tel; 071 329 4422
                                Fax: 071 606 0822

                                    CONTENTS


CLAUSE                            PROVISION

1                                 Definitions

2                                 Demise and Rent

3                                 Tenant's Covenants

3.1                               Rent

3.2                               Insurance

3.3                               Outgoings

3.4                               Maintenance and Repair

3.5                               Internal Decoration

3.6                               External Decoration

3.7                               Cleaning

3.8                               Party Structures etc.

3.9                               Entry

3.10                              Yielding Up

3.11                              Alterations and Additions

3.12                              Disrepair and Breach of Covenant

3.13                              Signs

3.14                              Statutory and Planning Requirements

3.15                              Notices

3.16                              Overloading

3.17                              Encroachment

3.18                              Nuisance and General Prohibitions

3.19                              User

3.20                              Rights of Light

CLAUSE                            PROVISION

3.21                              Refuse

3.22                              Dangerous Substances

3.23                              Drains

3.24                              Control of Common Parts

3.25                              Disputes

3.26                              Indemnity

3.27                              Support

3.28                              Sale & Letting Boards

3.29                              Dilapidations and Section 146
                                  Law of Property Act 1925

3.30                              Alienation

3.31                              Registration of Dealings

3.32                              Landlord's Costs

3.33                              Value Added Tax

3.34                              Regulations

3.35                              Fire Control

3.36                              Dedication

3.37                              Interest on Late Payments

4.                                Landlord's Covenants

4.1                               Quiet Enjoyment

4.2                               Insurance

4.3                               Provision of Services

5.                                Provisos

5.1                               Re-entry

CLAUSE                            PROVISION

5.2                               Cesser of Rent

5.3                               Base Rate

5.4                               Arrears

5.5                               Settlement of Disputes

5.6                               Exclusion of Implied Rights

5.7                               Unrestricted Use of Adjoining Property

5.8                               Exclusion of Liability

5.9                               Compensation

5.10                              Perpetuity Period

5.11                              No Planning Warranty

5.12                              Tenant's Option to Renew

5.13                              Freedom to use the Demised Premises

6.                                Interpretation

First Schedule                    The Demised Premises

Second Schedule                   Easements and Rights Granted

Third Schedule                    Exceptions and Reservations

Fourth Schedule                   Provisions for Rent Review

Fifth Schedule                    The Service Charge

THIS LEASE made the 1st day of March One thousand nine hundred and ninety-four BETWEEN ST. MARTINS PROPERTY INVESTMENTS LIMITED whose registered office is at Adelaide House London Bridge London EC4 ("the Landlord" which expression where the context admits includes the estate owner for the time being of the reversion of the premises hereby demised expectant on the term hereby granted) of the one part and THE GALILEO COMPANY whose registered office is at Galileo Centre Europe Windmill Hill Swindon SN5 6PH ("the Tenant" which expression where the context admits includes his successors in title) of the other part

      WITNESSES as follows:-

DEFINITIONS

1     "the demised premises" - The building(s) and surrounding land known as The
            Computer Centre Windmill Hill Business Centre Swindon and described in the First Schedule hereto

      "the Development" - The estate and premises thereon constructed from time to time the extent whereof is for the purpose of identification only delineated and edged red on Plan 1 annexed

      "the common parts of the Development" - All parts of the Development which are provided by the Landlord for common use and enjoyment by the tenants and occupiers of the Development

      "the Insured Risks" - Fire explosion impact riots strike civil commotion and malicious damage storm flood tempest including lightning earthquake aircraft (except ???? aircraft) and other aerial devices and articles dropped therefrom bursting or overflowing of water pipes tanks and apparatus and in so far as the same ??? reasonably procurable subsidence landslip and heave (provided that the Landlord shall notify the Tenant in the event of such risks or any of them ceasing to be available) and such other risks as the Landlord or the Tenant shall from time to time reasonably require to have insured

      "the Term" - the term of years hereby granted

      "Enactment" - any and every Act of Parliament already or hereafter to be passed and any and every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act

      "Working Hours" - the hours of 8-30 a.m. to 6-00 p.m. on Mondays to Fridays (except public holidays) and such other days as the Landlord shall decide

DEMISE AND RENT

2      IN CONSIDERATION of the rents hereinafter received and of the Tenant's
Covenants hereinafter contained the Landlord HEREBY DEMISES unto the Tenant
ALL THOSE the demised premises Together with the rights set out in the Second Schedule hereto but Excepting
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and Reserving as mentioned in the Third Schedule hereto TO HOLD the same unto the Tenant SUBJECT to all rights of light and air and all other easements rights quasi-easements and covenants (if any) affecting the demised premises at the date hereof for the term of TWENTY FIVE AND ONE HALF YEARS commencing on the 29th day of September 1987 and expiring on the 24th day of March 2013 yielding AND PAYING therefor unto the Landlord yearly during the Term and so in proportion for any less time than a year FIRST a YEARLY RENT of ONE MILLION TWO HUNDRED AND SEVENTY-ONE THOUSAND ONE HUNDRED AND NINETY-FOUR POUNDS AND SEVENTY-FIVE PENCE (L1,271,194.75) or such other yearly rent as shall be determined in accordance with the provisions of the Fourth Schedule hereto such rent to be paid clear of all deductions whatsoever by equal quarterly payments in advance on the usual quarter days the first of such payments for the period from the 5th February 1990 to the 24th March 1994 having been made prior to the date hereof SECONDLY by way of further rent on demand (a) a sum or sums of money equal to the amounts (net of any discounts received) properly and reasonably expended by the Landlord pursuant to Clause 4.2 hereof or in effecting and maintaining such other insurance as the Landlord shall from time to time require and (b) the amount (net of any discounts received) (if any) properly and reasonably expended by the Landlord in respect of increased premiums occasioned by the nature of the occupation or business of the Tenant or use of the demised premises THIRDLY by way of further rent a service charge calculated and payable in accordance with the provisions of the Fifth Schedule hereto AND FOURTHLY by way of a further rent any value added tax payable on the aforesaid rents first secondly and thirdly reserved above

TENANT'S COVENANTS

3     THE Tenant HEREBY COVENANTS with the Landlord as follows:-

RENT

3.1 To pay the rents hereinbefore reserved and made payable without any deduction whatsoever at the times and in the manner aforesaid

INSURANCE

3.2.1 Not without the previous consent in writing of the Landlord to effect any further or other insurance in respect of the demised premises in duplication to the cover effected by the landlord

3.2.2 To comply with all the recommendations and requirements made in or under any policy of insurance relating to the demised premises by any insurer (unless the Tenant elects to pay the additional premium required by the insurers for continuing cover without such compliance)

3.2.3 To comply with all recommendations and requirements made by any appropriate authority with regard to fire health safety or otherwise

3.2.4 As often as the demised premises shall be destroyed or damaged forthwith to notify the Landlord in writing


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
3.2.5 Not to carry on or do on the demised premises any trade or act in consequence of which the Landlord would or might be prevented from insuring the demised premises or any other adjoining property for the time being owned by the Landlord at the ordinary rate of premium or whereby any insurance effected in respect of the demised premises or any such other property would or might be vitiated or prejudiced and not without the written consent of the Landlord (such consent not to be unreasonably withheld) to do anything whereby any additional premium may become payable for such insurance and the Tenant shall pay for any additional premium incurred

3.2.6 That in the event of the demised premises or any adjoining or neighbouring property for the time being owned by the Landlord or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or the servants agents or visitors of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) the irrecoverable proportion of the costs and expenses incurred by the Landlord (including legal costs and Surveyors fees and other professional costs and fees and disbursements) of completely rebuilding and reinstating the same

OUTGOINGS

3.3 To pay and discharge all rates taxes duties charges assessments impositions and outgoings whatsoever whether Parliamentary Parochial local or otherwise and whether or not of an annual or recurring nature (other than any such arising in respect of any development dealing with disposition of or in or ownership of the reversion mediately or immediately expectant on the Term or the right to receive the rent payable hereunder or any deemed disposition) which are now or which may at any time during the Term be assessed charged or imposed upon or payable in respect of the demised premises or any part thereof or on the owner or occupier thereof whether the same shall be in the nature of those now in being or not and/or to refund to the Landlord on demand (in case any of the same are payable charged or assessed in respect of the Development as a whole or any part thereof which includes the demised premises) a fair and proper proportion thereof attributable to the demised premises to be properly and reasonably determined by the Landlord's Surveyor

MAINTENANCE AND REPAIR

3.4.1 From time to time and at all times during the Term well and substantially to repair cleanse maintain amend and keep in good and substantial repair and condition the demised premises and the appurtenances thereof including (but without limitation) all carpets therein (damage by any of the Insured Risks (in excess of any policy excesses) excepted unless the policy or policies of insurance effected by the Landlord shall be vitiated or payment of the policy moneys refused by reason of the act or default of the Tenant or the servants agents or visitors of the Tenant) and where necessary in order to comply with such covenant to repair as aforesaid to renew or replace the demised premises or any part or parts thereof if the same shall so require or become beyond repair or if the same shall require renewal or replacement by reason of any defect therein AND to inform the Landlord in writing at once if the Tenant becomes aware of any defect in the demised premises

3.4.2 Not to remove or dispose of any machinery or plant comprising landlord's as opposed to tenant's fixtures and fittings whether or not in the course of renewing or replacing the same (except to the extent that the same are comprised in a permitted dealing with the demised premises) without the Landlord's previous written consent such consent not to be unreasonably withheld

3.4.3 From time to time and at all times during the Term to maintain and repair in good working order and if and when necessary (but subject to Clause 3.4.2 hereof) to renew or replace the smoke-extractor air-conditioning heating ventilating electrical water and sanitary installations and all other plant machinery and equipment within the demised premises and forming part thereof (damage as aforesaid excepted) and to procure that the same are properly and regularly serviced by qualified persons approved by the manufacturers of such plant machinery and equipment

3.4.4 Not to overload the electrical wiring installations and apparatus in or serving the demised premises and at all times during the Term to ensure that the same comply with the standards terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authority

INTERNAL DECORATION

3.5 In the last year of every consecutive period of five years of the Term and also in the last year of the Term (howsoever determined) to paint polish paper or otherwise treat as appropriate all the internal parts (usually or requiring to be painted polished papered or otherwise treated) of the demised premises and all additions and fixtures thereto with two coats at least of best quality paint best quality polish or other suitable material of best quality PROVIDED ALWAYS that in the last year of the Term such work of painting and decoration shall be in tints colours and designs previously approved in writing by the Landlord PROVIDED FURTHER that the obligation contained in this sub-clause shall not apply in the case of the last year of the Term if the Tenant shall have performed such obligation less than 18 months prior to the end of the Term

EXTERNAL DECORATION

3.6 In the last year of every consecutive period of three years of the Term and also in the last year of the Term (howsoever determined) to paint or otherwise treat as appropriate all the external parts (usually or requiring to be painted or otherwise treated) of the demised premises with two coats at least of best quality paint or other suitable material of best quality in tints colours and designs previously approved in writing by the Landlord PROVIDED FURTHER that the obligation contained in this sub-clause shall not apply in the case of the last year of the Term if the Tenant shall have performed such obligation less than 18 months prior to the end of the Term


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
CLEANING

3.7 At all times during the Term to keep the demised premises in a clean and tidy condition and at least once in every month to clean the windows and window frames of the demised premises and as often as occasion may require to wash down all tiles and other washable surfaces

PARTY STRUCTURES ETC.

3.8 To pay on demand a reasonable contribution towards the costs and expenses property and reasonably incurred by the Landlord (including legal costs surveyors fees and other professional costs fees and disbursements) of constructing repairing rebuilding renewing lighting cleansing and maintaining all things the use of which is common to or capable of being used in common with the demised premises and other premises such reasonable contribution to be assessed by the Landlord's Surveyor whose decision shall be final and binding on all parties hereto (save on any question of law)

ENTRY

3.9.1 To permit the Landlord and all others authorised by it at all reasonable times on not less than 72 hours' prior notice (except in emergency) to enter upon the demised premises to view the state of repair and condition thereof and to take a Schedule of the Landlord's fixtures and of any defects or dilapidations

3.9.2 To permit the Landlord and (if authorised in writing by the Landlord) the owners lessees or occupiers of adjoining or adjacent premises and their respective agents servants contractors licensees and workmen with all necessary appliances at all reasonable times on not less than 72 hours' prior notice (and at all times without notice in case of emergency) to enter upon the demised premises for all or any of the purposes mentioned in the Third Schedule hereto the person or persons exercising such rights doing as little damage to the demised premises as possible and making good all damage to the demised premises occasioned by such entry

3.9.3 The person or persons entering upon the demised premises pursuant to this Clause 3.9 complying with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitation) a requirement that an authorised representative of the Tenant should accompany such person or persons at all times

YIELDING UP

3.10 At the expiration or sooner determination of the Term quietly to yield up unto the Landlord the demised premises together with all additions and improvements thereto and all fixtures which during the Term may be affixed or fastened to or upon the demised premises (tenant's fixtures and fittings only excepted) in such state and condition as shall in all respects be consistent with the full performance by the Tenant of the covenants herein contained and in case any of the Landlord's fixtures and fittings shall be missing worn out broken damaged or destroyed forthwith to replace them with others of a similar character and of equal value and to remove the Tenant's fixtures and fittings including every moulding sign writing or painting of the name or business of the Tenant or other occupiers from the demised premises and to make good all damage caused to the demised premises by such removal

ALTERATIONS AND ADDITIONS

3.11.1 Not at any time during the Term to make any alterations or additions to the electrical installation of the demised premises save in accordance with the standards terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authority and not to make any substantial such alteration or addition without the prior written consent of the Landlord such consent not to be unreasonably withheld

3.11.2 Not at any time during the Term to construct any new or additional building or structure on the demised premises nor make any alteration or addition whatsoever structural or otherwise (save as hereinafter provided) in or to the demised premises or any part thereof or change the existing design elevation or the external decorative scheme thereof or cut maim or remove any of the walls horizontal or vertical partitions beams columns or other structural parts thereof

3.11.3 Subject to prior compliance with the following conditions the Tenant may carry out non-structural internal alterations to the demised premises:-

3.11.3.1 The Tenant shall not interfere with any sewers drains wires cables pipes channels watercourses conduits subways or other conducting media which may at any time be or run under in or through the demised premises or cause access to the same to be or become more difficult than it now is

3.11.3.2 The Tenant shall supply to the Landlord five copies of all plans and specifications and any further information which the Landlord may reasonably require at the cost of the Tenant; and

3.11.3.3 The prior written consent of the Landlord shall have been obtained such consent not to be unreasonably withheld or delayed PROVIDED ALWAYS that the Tenant shall be entitled to erect or remove internal demountable partitioning and/or effect minor plumbing alterations or additions without such consent as aforesaid

3.11.4 That if the Tenant shall have made or shall make any addition or alteration to the demised premises either before or after the commencement of the Term then at the expiration or sooner determination thereof the Tenant will (if so required by the Landlord but not otherwise) at the Tenant's own cost and expense reinstate and make good to the satisfaction of the Landlord the demised premises and restore the same to the plan and design as if such addition or alteration (or such of them as may be specified by the Landlord) had not been made and will pay the costs and expenses properly and reasonably incurred by the Landlord (including legal costs and surveyors fees and other professional costs and fees) of and incidental to the superintendence of such reinstatement and making good

DISREPAIR AND BREACH OF COVENANT

3.12.1 Well and substantially to repair remedy reinstate and make good with all practicable speed all defects dilapidations unauthorised works and other breaches of covenant of which notice in writing shall be given to or left on the demised premises for the Tenant by the Landlord commencing work within two calendar months (or sooner if requisite) after the giving or leaving of such notice and then proceeding diligently

3.12.2. If the Tenant shall fail to comply with Clause 3.12.1 hereof to allow the Landlord with all necessary workmen tools materials and appliances to enter the demised premises to repair reinstate and make good the same and to pay to the Landlord on demand the costs and expenses thereof

3.12.3 The person or persons entering upon the demised premises pursuant to this Clause 3.12 complying with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitation) a requirement that an authorised representative of the Tenant should accompany such person or persons at all times

SIGNS

3.13 Not to erect or install any hanging sign projecting sign or other sign aerial or similar thing on the exterior of the demised premises PROVIDED that this covenant shall not prevent the inscription on the exterior of the building constructed on the demised premises and a sign at the entrance to the demised premises from the estate road in each case in a form style and manner as shall have been previously approved in writing by the Landlord (such approval not to be unreasonably withheld) of the name or names of the person or persons carrying on business therein together with the description of his her or their business or occupation

STATUTORY AND PLANNING REQUIREMENTS

3.14.1 At all times during the Term to observe and comply in all respects with the provisions and requirements of any and every Enactment so far as it may relate to or affect the demised premises or any works additions or improvements therein or thereto or the user thereof or the employment therein of any person and to execute all works and provide and maintain all arrangements and make all payments which by or pursuant to any Enactment are or may be directed or required to be executed provided maintained or made at any time during the Term and to indemnify the Landlord at all times against all actions proceedings claims costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements or payments so directed or required as aforesaid or otherwise arising from any contravention of any Enactment

3.14.2 Not at any time during the Term to do or omit on or about the demised premises any act or thing by reason of which the Landlord may under any Enactment incur


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


               or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

3.14.3 Not to make any application for planning permission relating to the demised premises or any part thereof or the user thereof

3.14.4 Unless the Landlord shall otherwise direct in writing to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the demised premises as a condition of any planning permission by a date subsequent to such expiration or sooner determination

NOTICES

3.15 Within seven days of the receipt of notice of the same (whether by advertisement or not) to give full particulars to the Landlord of any permission notice order or proposal for a notice or order made given or issued to the tenant owner or occupier of the demised premises pursuant to any Enactment and if so required by the Landlord to produce such permission notice order or proposal for a notice or order to the Landlord AND ALSO without delay to take all reasonable or necessary steps to comply with any such notice or order AND ALSO at the request of the Landlord but at the joint and equal cost and expense of the Tenant and the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall think fit

OVERLOADING

3.16 Not to overload any floor or roof of the demised premises so as to exceed the permitted loadings thereof

ENCROACHMENT

3.17 Not knowingly to permit or suffer any encroachment upon the demised premises or the acquisition of any new right of light way drainage or other easement on over or under the demised premises for the benefit of other property not being the property of the Landlord and if any such encroachment or easement shall be made or acquired or threatened to be made or acquired forthwith to give notice in writing thereof to the Landlord and at the joint and equal cost of the Landlord and the Tenant to do all such things as may be necessary to prevent the making of such encroachment or the acquisition of such easement or right PROVIDED ALWAYS that if the Tenant shall omit or neglect to do all such things as aforesaid it shall be lawful for the Landlord or any persons authorised by it to enter the demised premises and to do the same and any expenses so incurred by the Landlord shall be repaid to the Landlord by the Tenant on demand the person or persons entering upon the demised premises pursuant to this Clause 3.17 complying with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitations) a requirement than an authorised representative of the Tenant should accompany such persons at all times


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


NUISANCE AND GENERAL PROHIBITIONS

3.18.1 Not to do or permit to be done anything in the demised premises which may in the reasonable opinion of the Landlord be prejudicial or detrimental to the Landlord or be or become a nuisance annoyance or cause damage or inconvenience to the Landlord or its tenants or the owners tenants or occupiers of adjoining or nearby premises

3.18.2 Not to use the demised premises or any part thereof for any sale by auction exhibition show or spectacle or for residential purposes or for any illegal or immoral purpose or for any noxious offensive or noisy trade or business

3.18.3 Not to use any radio or other sound producing apparatus so as to be audible from outside the demised premises

3.18.4 Not without the Landlord's prior written consent (such consent not to be unreasonably withheld) to install or use in the demised premises any equipment which might (by the emission of any radiation vibration or otherwise) interfere with any equipment which may be installed or used in any other premises in the Development PROVIDED THAT this sub-clause shall not impose on the Tenant any liability to the Landlord or any third party greater than that implied by the common law should any equipment so installed or used in any other premises in the Development be of an unusually or especially sensitive nature

3.18.5.1 Not without the Landlord's prior written consent (such consent not to be unreasonably withheld) to install in the demised premises any paraffin burning apparatus whether for heating purposes or otherwise nor cause the emission of any smoke effluvia vapour grit smell or odour from any apparatus on the demised premises

3.18.5.2 Subject to the provisions of 3.18.5.1 on a written notice being served by the Landlord requiring the abatement of any emission of smoke effluvia vapour grit smell or odour to abate such emission accordingly as soon as possible thereafter

3.18.6 To pay on demand all costs charges and expenses incurred by the Landlord in abating a nuisance caused by the Tenant or his servants agents or visitors and in executing all such works as may be necessary for abating such a nuisance whether or not in obedience to a notice served by the local authority

USER

3.19 Not to use the demised premises or any part thereof except as a computer centre and/or as High Class Professional or Commercial Offices with ancillary car parking or for any purpose comprising a use which may be carried on without detriment to the Landlord's reversion or as to the amenity of the Development within Class B1 of the Schedule to the Town and Country Planning (Use Classes) Order 1987


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


RIGHTS OF LIGHT

3.20 Not to stop up darken or obstruct any windows or lights belonging to the demised premises or any other buildings belonging to the Landlord nor to give to any third party any acknowledgment that the Tenant enjoys the access of light to any of the windows or openings in the demised premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any of such windows or openings And that in case the owners of adjacent land or buildings do or threaten to do anything which obstructs the access of light to any of the windows or openings in the demised premises the Tenant will give immediate notice thereof to the Landlord and will adopt such means as may be reasonably required or deemed proper for preventing the same And in the event of a breach by the Tenant of this covenant it shall be lawful for the Landlord or its agents and others to enter upon the demised premises and take such action and bring such proceedings as the Landlord may think fit in the name of the Tenant and at the expense of the Tenant for the purpose of remedying the same the person or persons entering upon the demised premises pursuant to this Clause 3.20 complying with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitation) a requirement than an authorised representative of the Tenant should accompany such person or persons at all times

REFUSE

3.21.1 Not to form a rubbish dump on the demised premises or in the common parts of the Development and to keep all rubbish and refuse within the demised premises and in properly covered receptacles to the reasonable satisfaction of the Landlord

3.21.2 To comply with all reasonable directions and regulations made by the Landlord from time to time relating to the removal storage and disposal of rubbish and refuse

DANGEROUS SUBSTANCES

3.22 Not to bring into the demised premises or to place or store in or about the demised premises any substance or material of a radio-active explosive dangerous offensive combustible or inflammable nature save as may be agreed with the Landlord (such agreement not to be unreasonably withheld)

DRAINS

3.23 Not to stop up or obstruct in any way whatsoever or permit oil grease or other noxious or deleterious matter or substance to enter the drains sewers and watercourses serving the demised premises and to employ such plant for treating any noxious or deleterious effluent before permitting the same to enter such drains sewers and watercourses as may be reasonably required by the Landlord from time to time in accordance with the best modern practice and in the event of any such obstruction or injury being caused to the drains sewers or watercourses forthwith to make good all such damage to the reasonable satisfaction of the Landlord

CONTROL OF COMMON PARTS

3.24.1 Not to obstruct the common parts of the Development in any manner whatsoever

3.24.2 Not to use the common parts of the Development for the parking of vehicles

3.24.3 To co-operate with the Landlord so as to prevent the common parts of the Development from being obstructed or being used for the parking of vehicles

DISPUTES

3.25 To permit all questions and disputes relating to easements rights privileges or boundaries arising with the owner or occupier of any property adjoining adjacent to or opposite the demised premises to be settled by the Landlord on behalf of the Tenant at the joint and equal expense of the Tenant and the Landlord

INDEMNITY

3.26.1 To indemnify the Landlord in respect of all actions proceedings liability costs claims and demands which might be instituted incurred or made by any person (including officers and employees of the Landlord) or any competent authority by reason of:-

3.26.1.1 Any injury to or the death of any person or damage to any property moveable or immoveable caused by or in any way arising out of the user of the demised premises or the state of repair and condition of the demised premises or anything therein arising from any act neglect or default of the Tenant or caused by or in any way arising out of the execution of any works at or alterations or additions to the demised premises

3.26.1.2 Any interference or alleged interference or obstruction of any right or alleged right of light air drainage or other right or alleged right now or hereafter existing for the benefit of any adjoining or neighbouring property arising from any act or neglect of the Tenant its agents employees or visitors

3.26.1.3 Any stoppage of or damage to the sewers drains pipes wires cables or other conveniences and services used in common with the owner tenant or occupier of any adjoining neighbouring or nearby property arising from any act or neglect of the Tenant its agents employees or visitors

3.26.2 Without prejudice to any covenant or liability of the Tenant under this Lease to indemnify the Landlord against all liability to any present or future tax duty charge assessment or imposition (whether Parliamentary Parochial local or otherwise and whether in the nature of those now in being or not) and all costs and expenses in relation thereto which may be payable in respect of the reversion to this Lease by virtue of any works development or change of use carried out by the Tenant (or any sub-tenant) in or to the demised premises or any part thereof and also against any further liability to such taxation flowing from this indemnity or any payment pursuant to it

3.26.3 To pay and make good to the Landlord all and every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non observance of the Tenant's covenants herein contained and to indemnify the Landlord from and against all actions proceedings costs claims and demands thereby arising

SUPPORT

3.27 Not to do anything on the demised premises which would remove support from any adjoining premises or endanger such premises in any way

SALE AND LETTING BOARDS

3.28 To permit the Landlord to enter upon the demised premises and affix and retain without interference upon any part thereof at any time during the last six months of the Term a notice for letting the demised premises and at any time during the Term for selling or disposing of the Landlords interest therein and during such periods to permit all persons with authority from the Landlord at all reasonable times during the daytime upon reasonable notice to enter and view the demised premises or any part thereof the person or persons entering upon the demised premises pursuant to this sub-clause complying with all reasonable requirements of the Tenant as to security including (but not by way of limitation) a requirement that an authorised representative of the Tenant shall accompany such person or persons at all times

DILAPIDATIONS AND SECTION 146 LAW OF PROPERTY ACT 1925

3.29 To pay all costs charges and expenses (including solicitors' costs and surveyors' fees) incurred by the Landlord:-

3.29.1 In or in contemplation of the preparation and service of any notice pursuant to or any proceedings under Sections 146 and 147 of the Law of Property Act 1925 notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court

3.29.2 In relation to the preparation and service of any Notice and/or Schedule of Dilapidations whether during or after the expiration or prior determination of the Term

3.29.3 In the supervision or superintendence of any works to be carried out in pursuance of any Notice and/or Schedule of Dilapidations whether or not such works shall be carried out during or after the expiration or prior determination of the Term

ALIENATION

3.30.1.1 Not to assign mortgage or charge part only of the demised premises

3.30.1.2 Not to underlet part with or share the possession or occupation of the whole or any part of the demised premises (save as hereinafter provided)

3.30.2.1 In this sub-clause the expression "Permitted Assignee" shall mean a respectable and responsible person of good financial standing who has entered into a direct covenant with the Landlord to pay the rents reserved and other moneys made payable by this Lease and to be bound by and perform and observe the covenants and conditions contained in this Lease for the balance of the Term then unexpired and who (if the Landlord reasonably so requires) has obtained a guarantor or guarantors to enter into joint and several covenants with the Landlord for the payment of the said rents and other moneys and the performance and observance of the said covenants and conditions for the balance of the Term as aforesaid

3.30.2.2 Not to assign the demised premises as a whole to any person who is not a Permitted Assignee

3.30.2.3 Not without the prior written consent of the Landlord such consent not to be unreasonably refused or delayed either to mortgage or charge the demised premises as a whole or to assign the demised premises as a whole to a Permitted Assignee

3.30.3 The Tenant (being a company) may share the occupation of the demised premises with any company which is a member of the same group of companies (as defined in Section 42(l) of the Landlord and Tenant Act 1954) as the Tenant Provided always that no demise or other interest in the demised premises is thereby created or granted and the Tenant does not thereby part with possession of the demised premises

3.30.4.1 In this sub-clause the expression "Permitted Undertenant" shall mean a respectable and responsible person of good financial standing

3.30.4.2 Not to create any sub-lease of the whole of the demised premises upon payment of a premium nor at a rent of less than the full market rent obtainable without taking a fine or premium

3.30.4.3 Not to create any sub-lease of part of the demised premises save in respect of a complete floor or complete floors of the demised premises so that no floor of the demised premises shall be sub-divided in any way

3.30.5.1 Not to create any sub-lease save by instrument in writing containing:-

3.30.5.1.1 unqualified covenants on the part of the sub-tenant that the sub-tenant will not assign mortgage or charge part only of the sub-let premises and will not underlet or part with or share the possession or occupation of the whole or any part thereof (in each case by way of absolute prohibition save as hereinafter provided) and

3.30.5.1.2 a covenant on the part of the sub-tenant that the sub-tenant will not assign the whole of the premises thereby demised without the prior written consent of the Landlord under this Lease (such consent not to be unreasonably withheld in the case of a respectable and responsible assignee of good financial standing who has entered into a direct covenant with the Landlord to be bound by and perform and observe the covenants and stipulations contained in the sub-lease to be assigned to him) and will not mortgage or charge the said premises without the prior written consent of the Landlord under this Lease (such consent not to be unreasonably withheld)

3.30.5.1.3 in the case of a sub-lease comprising a whole floor or whole floors of the demised premises a covenant on the part of the sub-tenant that the sub-tenant will not sub-let the whole or any part of the premises thereby demised:-

                                   (a)  otherwise than by way of a sub-lease
                                        which shall contain an absolute
                                        prohibition against further subletting
                                        whether in whole or in part nor

                                   (b)  save in accordance with the same
                                        conditions as are contained in all the
                                        foregoing and following subclauses of
                                        this Clause 3.30.5 nor

                                   (c) without the prior written consent of the Landlord under this Lease (such consent not to be unreasonably withheld in the case of a respectable and responsible sub-tenant of good financial standing who has entered into a direct covenant with the Landlord to be bound by and perform and observe the covenants and stipulations contained in the sub-lease to be granted to him)

                                   Provided that the Tenant may permit any
                                   Permitted Undertenant to share occupation of any premises so sub-let to it in the like manner as provided in sub-clause 3.30.3 (mutatis mutandis)

3.30.5.2.5 similar agreements covenants and stipulations (mutatis mutandis) to those contained in this Lease including provisions for rent reviews (at least as often as those herein contained to the best yearly market rent obtainable without taking a premium) as at the dates on which the rent hereby reserved is to be reviewed

3.30.5.2.6 a covenant by the undertenant for the payment of a service charge under which the undertenant contributes a fair proportion of the cost of the provision of services by the Landlord pursuant to this Lease

3.30.5.3 Not to underlet the demised premises as a whole or in part to any person who is not a Permitted Undertenant

3.30.5.4 Not without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed to underlet the demised premises as a whole or in part to a Permitted Undertenant

REGISTRATION OF DEALINGS

3.31 At the cost of the Tenant within fourteen days next after the execution of every assurance assignment underletting mortgage or charge affecting the demised premises to give notice thereof in writing with particulars thereof to the Landlord and deliver to the Landlord a certified copy of the instrument effecting the same and within fourteen days after the grant of Probate or Letters of Administration in the case of a deceased tenant to produce the same to the Landlord paying at the same time to the Landlord a registration fee of twenty pounds for each such instrument or transaction

LANDLORD'S COSTS

3.32 To pay the proper and reasonable legal charges surveyors' or architect's fees and any other costs and expenses incurred by the Landlord (including stamp duty on licences and counterparts) resulting from all applications by the Tenant for any consent required by this Lease including those incurred in cases where consent is refused or the application is withdrawn

VALUE ADDED TAX

3.33.1 Where by virtue of any of the provisions of these presents the Tenant is required to pay repay or reimburse to the Landlord or any person or persons any rents costs charges fees expenses or any other sums or amounts whatsoever in respect of the supply of any goods and/or services by the Landlord or any other person or persons the Tenant shall also be required in addition to pay or (as the case may be) keep the Landlord indemnified against:-

3.33.1.1 the amount of any Value Added Tax which may be chargeable on the Landlord in respect of supplied made to the Tenant under the terms of this Lease

3.33.1.2 the amount of Value Added Tax chargeable on any other person or the Landlord in respect of supplies the cost of which is included in the calculation of the sums which the Tenant is required to pay repay or reimburse to the Landlord save to the extent that such Value Added Tax is available for credit or is recoverable by the Landlord

3.33.2 For the avoidance of doubt the Landlord shall not be under a duty to elect or refrain from electing pursuant to paragraph 2
               Schedule 6A Value Added Tax Act 1983 (and any reference to this enactment is a reference to it as from time to time amended consolidated or re-enacted (with or without modification) and includes all instruments or orders made thereunder) in respect of the demised premises so as to reduce or avoid any liability to Value Added Tax

REGULATIONS

3.34 To observe and perform and to ensure that the servants agents workmen and visitors of the Tenant shall observe and perform any and all reasonable regulations and instructions from time to time made or given to the Tenant in writing by the Landlord in respect of the conduct and use of the Development and in particular the conditions relating thereto set out in the Second Schedule hereto

FIRE CONTROL

3.35 To keep any fire alarm and fire prevention and control apparatus installed in the demised premises open to the inspection and maintained to the reasonable satisfaction of the Landlord and not to obstruct the access to or means of working such apparatus

DEDICATION

3.36 Not to make any objection to the dedication by the Landlord of any part of the common parts of the Development for public use and to consent to such dedication if the consent of the Tenant is required

INTEREST ON LATE PAYMENTS

3.37 If and so often as any rent or other moneys due from the Tenant under this Lease shall be unpaid for fourteen days after the due date the Tenant shall pay (in the case of rent by way of additional rent) interest thereon (as well after as before any judgment) from the due date until payment at a rate equivalent to 4% above the Base Rate for the time being declared by Lloyds Bank PLC (or other clearing bank for the time being of the Landlord)

LANDLORD'S COVENANTS

4.      THE Landlord HEREBY COVENANTS with the Tenant:

QUIET ENJOYMENT

4.1 That the Tenant paying the rents and other moneys and performing and observing the covenants agreements conditions and stipulations as herein provided may peaceably and quietly hold and enjoy the demised premises for the Term without any interruption from or by the Landlord or any person lawfully claiming through under or in trust for it

INSURANCE

4.2.1.1 To insure the demised premises at all times during the Term against loss or damage by the Insured Risks (unless such insurance shall be prevented by the act or default of the Tenant or his servants or agents) with some insurance office or underwriters of repute upon the usual terms and conditions of such insurance office or underwriters in the full reinstatement value thereof plus value added tax or similar tax (together with Architects Surveyors and other professional fees and demolition and clearance expenses of such amounts as the Landlord shall from time to time determine) and also four years (or such longer period as the Landlord may from time to time reasonably require) full rent and service charge payable under this Lease (including any increased rent and service charge payable hereunder)

4.2.1.2 To produce to the Tenant as soon as practicable upon written request a copy of the Policy and the last premium renewal receipt or reasonable evidence of the full terms of the Policy and of the fact that the last premium has been paid

4.2.1.3 To procure that the interest of the Tenant and its mortgagees (if any) is noted or endorsed upon the Policy

4.2.1.4 To notify the Tenant of any material change in the risks covered or in the terms of the Policy from time to time

4.2.1.5 Insofar as a letter agreeing to waive rights of subrogation against the Tenant is reasonably procurable from the insurance office with whom the Landlord is insuring under Clause 4.2.1.1 hereof to use reasonable endeavours to procure such a letter and to produce it to the Tenant on demand

4.2.2 In case of damage to or destruction of the demised premises by any of the Insured Risks to employ all insurance moneys (other than for loss of rent and service charge) received by it in reinstating and making good the demised premises with all reasonable speed and to make up any deficiency out of its own moneys PROVIDED THAT if the rebuilding and reinstatement of the demised premises or any part thereof shall be frustrated all moneys payable pursuant to any policy of insurance effected hereunder shall be apportioned and there shall be paid to the Tenant such proportion of such moneys as the value of the fixtures set out in the Sixth Schedule hereto bears to the construction costs of the demised premises at the date of construction and the balance shall belong to the Landlord for its own use and benefit

PROVISION OF SERVICES

4.3 At all times during the Term to carry out provide manage and operate where appropriate the services mentioned in the Fifth Schedule hereto in accordance with the principles of good estate management and where proper to utilise any reserve fund towards the same save that where such services are expressed to be provided at the Landlord's discretion the Landlord shall not be obliged to provide them PROVIDED NEVERTHELESS that:

4.3.1 For the performance of its obligations hereunder the Landlord shall be entitled to employ and pay such agents servants contractors or such other persons as the Landlord may from time to time think fit

4.3.2 The Landlord shall not be responsible for any delay suspension breakdown or stoppage in connection with the performance or observance of such obligations or for any omission to perform the same due to any cause or circumstance not within the Landlord's control but the Landlord will take all reasonable steps to remedy or make good the same as soon as practicable

4.3.3 The Landlord shall not be liable to the Tenant for any defect or want of repair unless the Landlord has had written notice thereof nor in respect of any obligation mentioned in the said Fifth Schedule that falls within the ambit of any of the Tenant's covenants hereinbefore contained

PROVISOS

5       PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED THAT:-

RE-ENTRY

5.1 Notwithstanding and without prejudice to any other remedy and power herein contained or otherwise available to the Landlord if

5.1.1 the rents or other moneys hereby reserved and made payable or any part thereof respectively shall be unpaid for fourteen days after becoming payable (whether formally or legally demanded or not) or

5.1.2 any covenant agreement or obligation on the Tenant's part contained in these presents shall not be performed or observed or

5.1.3 the Tenant shall permit any execution or distress to be levied on any goods for the time being in the demised premises or

5.1.4 the Tenant (being a company) or if more than one of them is a company then any one of them shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation while solvent for the purposes of amalgamation or reconstruction) or a provisional liquidator shall be appointed under the Insolvency Act 1986 or a receiver or manager or administrative receiver or administrator shall be appointed or a proposal shall be made for a voluntary arrangement or a proposal shall be made for a scheme of arrangement or

5.1.5 the Tenant (being an individual) or if more than one individual then any one of them shall apply for an interim order or shall propose a voluntary arrangement under the Insolvency Act 1986 or shall suffer a bankruptcy order to be made under the said Act or shall petition the Court for his own bankruptcy or shall enter into a deed of arrangement or

5.1.6 the Tenant (being a company) or if more than one of them is a company then any one of them shall be struck off the Register of Companies or is dissolved or (being a company incorporated outside Great Britain) is dissolved or ceases to exist under the laws of the country or the state of its incorporation then in every such case it shall be lawful for the Landlord at any time thereafter to reenter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any breach non-observance or non-performance of the Tenant's covenants agreements or obligations herein contained

CESSER OF RENT

5.2 If during the Term the demised premises or any part thereof or all means of access thereto shall be destroyed or damaged by any of the Insured Risks so as to render the demised premises or any part thereof unfit for occupation or use then (if the Tenant shall have duly carried out the Tenant's obligations under sub-clauses 3.1 and 3.2 hereof and if no insurance of the demised premises or rent and service charge shall have been vitiated or payment of the policy moneys refused in whole or in part by some act or default of the Tenant his servants agents or visitors) the rents and service charge hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall as from the date of such destruction or damage until the demised premises shall have been rebuilt or reinstated and made fit for occupation and use be suspended and cease to be payable and any dispute as to the extent proportion or period of such suspension shall be determined by a single arbitrator to be appointed by the Landlord and the Tenant and in case of difference by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the provisions of the Arbitration Acts 1950 to 1979 or any statutory modification re-enactment or replacement thereof for the time being in force

BASE RATE

5.3 In the event of the Base Rate of Lloyds Bank PLC (or other bank for the time being of the Landlord) being abolished and no alternative rate being presented by law to replace the said Base Rate for the purpose inter alia of construing existing leases then any reference to the said Base Rate shall have effect as if there had been substituted from time to time for the Base Rate such rate of interest which shall be most closely comparable with the said Base Rate such rate of interest to be reasonably determined by the Landlord's Surveyor

ARREARS

5.4 Any moneys due to the Landlord from the Tenant under any covenant condition or provision contained in this Lease shall be due as a debt from the Tenant to the Landlord payable on demand and in the event of non-payment such moneys shall be recoverable by distress or otherwise in the same way as rent in arrear

SETTLEMENT OF DISPUTES

5.5 Any dispute arising as between the Tenant and the tenant or occupier of any other property of the Landlord as to any easement right or privilege in connection with the use of the demised premises and such other property or as to the walls separating the demised premises from such other property or as to the amount of any contribution towards the expenses of works to services used in common with such other property shall be decided by the Landlord's Surveyor for the time being whose decision shall be binding on all parties (save on any question of law) and whose costs shall be paid by such of the parties to the dispute in such proportions as he shall decide

EXCLUSION OF IMPLIED RIGHTS

5.6 Nothing herein contained shall by implication of law or otherwise operate to confer on the Tenant any easement right or privilege whatsoever over or against any adjoining or other property of the Landlord (whether in the Development or not) either for an estate in fee simple or for a term of years

UNRESTRICTED USE OF ADJOINING PROPERTY

5.7 The Tenant shall not be entitled to the benefit of any restrictions which the Landlord may have imposed or may hereafter impose on any owner or lessee of any property not comprised in the demised premises (whether in the Development or not) and nothing herein contained or implied shall impose or be deemed to impose any restrictions on the use of any such property or give the Tenant the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any purchaser from or any lessee tenant or occupier of the Landlord in respect of such property And that this demise shall not be deemed to include and shall not operate to convey or demise any ways water mains sewers drains lights liberties privileges easements rights or advantages whatsoever in through over or upon the property of the Landlord adjoining or near to the demised premises save as may be expressly granted by this Lease

EXCLUSION OF LIABILITY

5.8 The Landlord shall not be liable to the Tenant for any loss damage or inconvenience which may be caused by reason of the failure stoppage leakage bursting or defect of any water sanitary gas electricity or other apparatus or by reason of a breakdown or defect of any plant or machinery in the demised premises outside the Landlord's immediate control

COMPENSATION

5.9 Subject to the provisions of sub-clause (2) of Section 38 of the Landlord and Tenant Act 1954 neither the Tenant nor any assignee or underlessee shall be entitled on quitting the demised premises or any part thereof to any compensation under Section 37 of the said Act

PERPETUITY PERIOD

5.10 All rights granted and all reservations made in respect of sewers drains wires cables pipes channels watercourses conduits subways or other conducting media not in existence at the date hereof shall be limited to those which shall come into existence within eighty years from the date hereof (which shall be deemed to be the perpetuity period for the purposes of this Lease)

NO PLANNING WARRANTY

5.11 Nothing in this Lease shall be deemed to constitute any warranty by the Landlord that the demised premises or any part thereof are or will remain authorised for use under the Planning Acts for any specific purpose

TENANT'S OPTION TO RENEW

5.12 The Tenant (here meaning The Galileo Company) shall have the right to call for the grant of a new lease for a term of 25 years from the expiration of the Term upon the same terms and conditions as this Lease (save as to the amount of rent but including the provisions for rent review herein contained such rent review being on every fifth anniversary of the term created by the new lease and save also as to this Clause) by giving to the Landlord not less than 12 months' nor more than 18 months' previous written notice expiring upon the 24th March 2013 provided that this option shall not be exercisable by the Tenant unless the rents hereby reserved shall have been paid and the covenants on the part of the Tenant shall have been substantially observed and performed throughout the Term

FREEDOM TO USE THE DEMISED PREMISES

5.13 Despite any provision (express or implied) of this Lease to the contrary but subject to paragraph 3.2 of the Second Schedule hereto the Tenant shall be entitled to use and have access to the demised premises twenty-four hours a day every day of the whole of the Term

INTERPRETATION

6.1     IN this Lease where the context so admits:

6.1.1 Words importing the masculine gender shall be deemed to include the feminine and neuter genders

6.1.2 Where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally

6.2 Reference in this Lease to any right exercisable by the Landlord or any right exercisable by the Tenant shall be construed as including (where appropriate) the exercise of such right in both cases in common with the Landlord and all other persons having a like right or to whom such right may be granted

6.3 Any negative covenant by the Tenant in this Lease shall be construed as if it were also a covenant not to permit or suffer the act or thing in question

6.4 The headings to clauses in this Lease shall not affect the construction of such clauses

        I N W I T N E S S whereof this document has been duly executed and had been delivered on the date which appears first on page 1

                               THE FIRST SCHEDULE

                              The demised premises

1. All those premises for the purpose of identification only shown and edged red on Plan 2 annexed

2.      There shall be INCLUDED in this demise:-

2.1 All additions (except tenants and trade fixtures) at any time hereafter made to the demised premises

2.2 All Landlord's plant and equipment fixtures and fittings in and about the demised premises

2.3 The suspended ceiling(s) light fittings raised floors and carpet(s) fitted or laid in the demised premises

2.4     All landscaping and the entirety of all boundary walls

2.5     The roof ground floor slabs and foundations of the demised premises

3 There shall be EXCLUDED from this demise the subsoil more than twelve inches below the demised premises and the air space surrounding the building constructed thereon

                              THE SECOND SCHEDULE

                          Easements and Rights granted

1       The right for all reasonable purposes connected with the demised premises but not for any other purposes to pass and repass by foot only to and from the demised premises over and along the walkways forming part of the common parts of the Development as are from time to time constructed

2       The right for all reasonable purposes connected with the demised premises but not for any other purposes to pass and repass with or without vehicles over and along the roads forming part of the common parts of the Development as are from time to time constructed Subject to compliance by the Tenant with the following conditions

2.1 The Tenant shall not use the roads or permit the same to be used by his servants agents or visitors for the parking of vehicles


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


                                    [PLAN 1]

2.2 The Tenant shall comply with such directions as may from time to time be given by any competent authority or the Landlord or any representative of the Landlord for the regulation and direction of traffic

2.3 The Tenant shall co-operate with the Landlord so as to ensure that no rubbish or litter is left on the roads or any part thereof and that no damage is caused by his servants agents or visitors thereto and that no nuisance annoyance or inconvenience is caused to the Landlord or to the owners or lessees or occupiers of the Development

3       The rights granted by paragraphs 1 and 2 above are subject to

3.1 The right of the Landlord in its absolute discretion to close temporarily or permanently or alter from time to time the walkways and roads (other than the walkways and roads dividing the two separate areas of land comprising the demised premises) and other common parts of the Development subject to the Landlord leaving available for use by the Tenant reasonable means of access to and serving the demised premises

3.2 The right of the Landlord to limit and restrict (but not so as to render them totally incapable of exercise) the rights outside Working Hours in such manner as the Landlord's security arrangements may require

4       The free and uninterrupted passage and running of water soil gas electricity telephone heating and other services from and to the demised premises in and through the sewers drains wires cables pipes channels water courses conduits subways or other conducting media now or at any time in the future in or under other parts of the Development

5        The right of support and protection for the demised premises from other parts of the Development

                               THE THIRD SCHEDULE

                           Exceptions and Reservations

        THERE ARE EXCEPTED AND RESERVED to the Landlord and its lessees and assigns and all persons to whom the Landlord shall hereafter grant any such right or rights:

1       The free and uninterrupted passage of and running of water soil gas electricity telephone heating and other services to and from other parts of the Development in and through the sewers drains wires cables pipes channels watercourses conduits subways or other conducting media now or at any time in the future in or under the demised premises

2       The right at all reasonable times upon reasonable notice and if practicable providing outline details of the proposed works at the same time (and at all times with or without notice in case of emergency) to enter upon the demised premises for the purpose of connecting laying inspecting repairing cleansing maintaining altering replacing relaying or renewing any sewer drain wire cable pipe channel watercourse conduit sub-way or other conducting medium and to erect construct or lay under the demised premises other than the building or buildings constructed thereon any sewers drains wires cables pipes channels watercourses conduits subways or other conducting media or other works for the drainage of or for the supply of water gas electricity telephone heating and other services to the Development the person exercising such right doing as little damage to the demised premises as possible and making good any damage to the demised premises thereby occasioned but without payment of compensation for any annoyance nuisance noise vibration or inconvenience caused to the Tenant in connection with the use by the Tenant of the demised premises provided that the person exercising such right shall explore all reasonably practicable alternative methods of carrying out such works and cause as little inconvenience as reasonably possible PROVIDED ALWAYS that the person or persons entering upon the demised premises pursuant to any of the provisions of this Schedule shall (save in case of emergency) comply with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitation) a requirement that an authorised representative of the Tenant should accompany such person or persons at all times

3       The right at all reasonable times on not less than 72 hours' prior notice and if practicable providing outline details of the proposed works at the same time (except in emergency) to enter upon the demised premises to view their state and condition and to carry out the works and provide the services set out in the Fifth Schedule hereto the person exercising such right doing as little damage to the demised premises as possible and making good any damage to the demised premises thereby occasioned but without payment of compensation for any annoyance nuisance noise vibration or inconvenience caused to the Tenant in connection with the use by the Tenant of the demised premises provided that the person exercising such right shall explore all reasonably practicable alternative methods of carrying out such works and cause as little inconvenience as reasonably possible PROVIDED ALWAYS that the person or persons entering upon the demised premises pursuant to any of the provisions of this Schedule shall (save in case of emergency) comply with all reasonable requirements of the Tenant as to the security of the demised premises including (but not by way of limitation) a requirement that an authorised representative of the Tenant should accompany such person or persons at all times

4       The right to the passage of light and air and any other easement to which the Landlord may be or become entitled in respect of any adjoining or neighbouring property of the Landlord (whether in the Development or not)

5       The right to erect build rebuild and/or alter as it may think fit at any time and from time to time any buildings or bays or projections to buildings on any property adjoining or neighbouring the demised premises but not above or below the demised premises and the right to use and or develop any adjoining or neighbouring property of the Landlord (whether in the Development or not) in such manner as the Landlord may think fit in each case notwithstanding that the access of light or air to the demised premises may thereby be obstructed or affected and without payment of compensation for any annoyance nuisance noise vibration or inconvenience caused to the Tenant in connection with the use by the Tenant of the demised premises

                               THE FOURTH SCHEDULE

                           Provisions for Rent Review

1       In this Schedule the following expressions shall have the following meanings:-

1.1 "review date" means the 25th day of March 1993 and every subsequent fifth anniversary thereof

1.2 "rent" shall not include the rent secondly thirdly and fourthly reserved and made payable under Clause 2 of this Lease

1.3 "the quantified rent" means the yearly rent of One million two hundred and seventy-one thousand one hundred and ninety four pounds and seventy five pence (L1,271,194.75)

1.4 "the relevant review date" means that review date at which the rent is being agreed or determined pursuant to the provisions of this Schedule

1.5 "the open market rent" means the best yearly market rent for which the demised premises might reasonably be expected to be let on the relevant review date by a willing landlord to a willing tenant with vacant possession without taking a premium:-

1.5.1. For a term equal in duration to the greater of the unexpired residue of the original term hereby granted or 15 years and on the basis (whether or not it is a fact) that the demised premises enjoy planning permission for the use authorised under this Lease

1.5.2 On the assumption that the demised premises comprise High Class Professional or Commercial Offices with a net internal area of One hundred and twenty four thousand and nineteen square feet (124,019 sq ft) together with sufficient car parking spaces to meet planning requirements

1.5.3 Otherwise upon the terms and conditions of this Lease (save as to the amount of rent but including the provisions for rent review herein contained and save for the option to renew)

1.5.4 On the assumption (whether or not it is a fact) that at the relevant review date the demised premises are fully equipped and ready for immediate occupation and use and that no work has been carried out thereon by the Tenant or his predecessors in title or sub-tenants or other lawful occupier during the Term which has diminished the rental value of the demised premises and that in case the demised premises or the accesses thereto have been destroyed or damaged they have been fully restored

1.5.5 On the assumption (whether or not it is a fact) that all the covenants and obligations in this Lease on the part of the Tenant have been complied with

1.5.6 On the assumption that the said willing tenant or tenants do not seek a rent free period nor any reduction in rent to allow them the equivalent of a rent free period and in considering any comparable rents the existence of any rent free period or any reduction in rent calculated to allow for any rent free period shall be ignored and any abnormally high rent agreed to compensate a landlord for an artificially extended rent free period or any other inducements shall be ignored

1.5.7          But disregarding:-

1.5.7.1 Any goodwill attached to the demised premises by reason of the carrying on thereon of the trade or business of the Tenant (whether by him or any predecessor of the Tenant in that trade or business) or of any sub-tenant or other lawful occupier

1.5.7.2 Any improvements carried out during the Term by the Tenant or his predecessors in title or sub-tenants or other lawful occupier otherwise than in pursuance of an obligation to the Landlord to the extent such obligation does not fall within the Tenant's covenant contained in this Lease to comply with Enactments or at the expense or partly at the expense of the Landlord

1.5.7.3 Any statutory limitation or control of rents for the time being in force

1.5.7.4 The fixtures set out in the Sixth Schedule hereto or any works plant and equipment at the demised premises replacing the same or in substitution therefor

1.6 "revised rent" means the new or increased yearly rent payable in substitution for the quantified rent or for a previous revised rent

1.7 "the current rent" means the yearly rent payable in the year ending on the relevant review date

1.8 "the Surveyor" means the independent surveyor required to be appointed pursuant to Clause 3 of this Schedule

2       From and after each review date the rent shall be the rent agreed in writing between the Landlord and the Tenant or in the absence of such agreement shall be whichever is the higher of:-

2.1     The current rent and

2.2     The open market rent

3       If the Landlord and the Tenant shall not have agreed in writing the open market rent by the relevant review date the Landlord or the Tenant may at any time thereafter (but before the review date next following the relevant review date) require in writing to the other of them an independent surveyor to be appointed to determine the open market rent

4       The Surveyor (who shall be a Fellow of the Royal Institution of
Chartered Surveyors and be experienced in the valuation of premises of a like nature to the demised premises) may be agreed upon by the Landlord and the Tenant and in default of such agreement within two months of a requirement being made pursuant to Clause 3 of this Schedule shall be appointed by the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant made at any time after the said period of two months and if the said President shall for any reason not be available or be unable to make such appointment then the appointment may be made by the Vice President or next available senior officer of the said Institution then available

5.1 Notice in writing of his appointment shall be given by the Surveyor to the Landlord and the Tenant and he shall invite each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if the Landlord or the Tenant so desire by a statement of reasons

5.2 The Surveyor shall act as an expert and not as an arbitrator He shall consider any valuation and reasons submitted to him within the said period but shall not be in any way limited or fettered thereby and shall determine the open market rent in accordance with his own judgment

5.3 The Surveyor shall give notice in writing of his decision to the Landlord and the Tenant within two months of his appointment or within such extended period as the Landlord may at any time allow

5.4 The decision of the Surveyor shall be final on all matters hereby referred to him

6       If the Surveyor shall fail to determine the open market rent and to give notice thereof within the time and in manner hereinbefore provided or if he shall relinquish his appointment or die or otherwise fail or be unable to determine the same the Landlord may apply to the President or such other officer of the Royal Institution of Chartered Surveyors as aforesaid for a substitute to be appointed in his place which procedure may be repeated as many times as necessary

7       The fees of any such Surveyor and the Royal Institution of Chartered
Surveyors shall be shared equally between the Landlord and the Tenant

8       In the event that by the relevant review date the Landlord and the
Tenant shall not have agreed in writing the rent to be payable from and after such date or the Surveyor (if appointed) shall not have given the notice provided for in Clause 5.3 of this Schedule then the Tenant shall continue to pay rent at the rate of the current rent until the quarter day immediately following the reaching of such agreement or the giving of the said notice whichever shall first occur If such agreement or the giving of the said notice shall re-suit in a revised rent there shall be added to and be payable with the instalment of the revised rent due on such quarter day (notwithstanding that the provisions of Clause 9 of this Schedule remain to be complied with) the amount representing the difference between the current rent and the revised rent from the relevant review date until such quarter day together with interest on such amount at a rate equivalent to the Base Rate of Lloyds Bank PLC (or other the London Clearing Bank for the time being of the Landlord) from time to time from the relevant review date until payment If such agreement or the giving of the said notice shall not have resulted in a revised rent the current rent shall continue to be payable

9       Immediately after the open market rent shall have been agreed or determined as aforesaid a memorandum of the revised rent (if any) in such form as the Landlord may reasonably require shall be signed recording the amount of the revised rent on behalf of the Landlord and the Tenant and the costs and expenses thereof shall be paid by the Tenant

10      A revised rent shall be payable on the days and in the manner appointed for payment of the quantified rent and the terms of this Lease relating to the reservation payment or suspension of rent and the consequences of non-payment shall apply to a revised rent in the same manner as to the quantified rent

11      If at any time or times there shall be in force any Enactment which shall restrict or in any way affect the Landlord's right to have the rent reviewed as hereinbefore provided or which shall restrict or in any way affect the Landlord's right to payment of a revised rent the Landlord shall be entitled following the repeal termination or modification of such Enactment (but in the event of a modification of such Enactment only to the extent permitted by such modification) to serve notice upon the Tenant requiring the Tenant to pay to the Landlord as from the first quarter day ("the interim review date") occurring not less than twenty-eight days after the date of service of the Landlord's notice until such rent shall next be varied in accordance with the provisions of this Schedule the rent stated in the Landlord's notice and such rent shall become payable accordingly unless the Tenant shall have served upon the Landlord within twenty-eight days of the date of service of the Landlord's notice a counter notice requiring in substitution for the rent stated in the Landlord's notice whichever is the higher of the yearly rent payable hereunder immediately before the interim review date and the open market rent of the demised premises on the interim review date whereupon in the absence of agreement a Surveyor shall be appointed to determine the open market rent in accordance with the foregoing provisions of this Schedule so far as the same shall be applicable with the substitution of the interim review date for the relevant review date

                               THE FIFTH SCHEDULE

                               The Service Charge

                                     PART I

1     In this Schedule:-

"Service Charge" means             the service charge calculated in accordance
                                   with this Schedule

"the Total Costs" means            the reasonable costs expenses payments
                                   liabilities and provisions incurred or made by the Landlord or otherwise arising in connection with or in the provision of or the payment for the services and other matters set out or referred to in Part II of this Schedule

"Service Charge Year" means        the period from the date provided herein for
                                   the commencement of the Term to the next following 31st March and thereafter each successive period of twelve months ending on the 31st March in each year of the Term or ending on such other date as the Landlord shall substitute as hereinafter provided

"the Tenants Percentage" means     the lesser of the proportion determined by
                                   the Landlord which the total gross floor area
                                   (calculated by external measurement to the nearest square foot or square metre) of the demised premises shall from time to time bear to the total gross floor area (calculated by external measurement to the nearest square foot or square metre) of the buildings erected on the Development not comprising the common parts of the Development as ascertained and certified by the Landlord whose decision shall be final and binding on the parties hereto or 17.738%

2       The Tenant shall pay to the Landlord a Service Charge calculated as hereinafter provided TO THE INTENT that the Landlord shall be fully indemnified paid and reimbursed in respect of the Total Costs in respect of each Service Charge Year

3       The Service Charge payable by the Tenant in each Service Charge Year shall be the Tenant's Percentage of the Total Costs Provided that if at any time the Landlord acting reasonably considers it fair and reasonable that the Tenant should pay a different proportion of the Total Costs relating to any particular service(s) or matter(s) the Landlord may adopt and apply such other proportion(s) in place of the Tenant's Percentage as may be fair and reasonable in all the circumstances

4       If owing to a change of circumstances it appears reasonable that the
Tenant's Percentage should be altered the Landlord may from time to time by serving written notice thereof on the Tenant make such alteration as may be fair and reasonable in all the circumstances

5       The Tenant shall pay to the Landlord by equal quarterly payments in advance on the days hereinbefore specified for payment of rent on account of the Service Charge in respect of each Service Charge Year such amount as the Landlord or its agent in either case acting reasonably shall from time to time specify at its discretion to be fair and reasonable

6       The amount of the Total Costs and the Service Charge finally payable by the Tenant shall be certified and summarised by the Landlord or its agent or professional auditors (at the Landlord's discretion) for each Service Charge Year during the course of the next succeeding Service Charge Year or as soon thereafter as may be practicable and in such certificate and summary credit shall be given to the Tenant for all payments made on account of the Service Charge Year in question pursuant to this Schedule and any balance then found payable to the Landlord shall be paid by the Tenant to the Landlord on demand and any over-payment then found shall either be placed to the credit of the Tenant against the next quarterly advance payment of Service Charge payable by the Tenant pursuant to the terms of this Schedule or (if the term hereby created has then expired shall be refunded to the Tenant including either the Tenant's Percentage of any unexpended reserved fund or such proportion of any unexpended reserved fund as the Tenant has contributed whichever is the lesser) AND the provisions of this Clause shall continue to apply notwithstanding the expiration or sooner determination of the Term but only in respect of the period down to such expiration or sooner determination so that any Service Charge remaining unpaid at the date of such expiration or sooner determination of the Term or calculated after such date shall be a debt due by the Tenant to the Landlord payable on demand

7       The certificate of the Landlord or its agent or professional auditors as aforesaid as to any amount payable by the Tenant hereunder shall (unless any manifest error shall appear therein and save on any question of law) be conclusive and binding upon the Tenant but upon request by the Tenant in writing and at the Tenant's cost the Tenant shall be entitled as soon as may be practicable to receive a certificate from the professional auditors for the time being of the

Landlord to the effect that the amount payable by the Tenant hereunder has been computed in accordance with the terms hereof and that if any amount is included in such amount by way of allocation to a reserve such allocation has been made

8       Notwithstanding the provisions hereinbefore contained the Landlord shall be entitled from time to time to change the date of expiry of the Service Charge Year from the 31st March to such other date as the Landlord may require and upon any such change all necessary and requisite adjustments shall be made

                                     PART II

                      EXPENSES RELATING TO THE DEVELOPMENT

1       The lighting cleaning maintenance redecoration repair replacement and renewal and the payment of rates rents and other outgoings incurred in the provision of a management centre for the Development during the daytime and/or proper and reasonable residential accommodation for employees and garaging for their vehicles

2       The purchase lease hire maintenance repair and when necessary renewal and replacement of all electrical and mechanical apparatus plant vehicles tools furniture materials and equipment installed or supplied by the Landlord from time to time for the benefit of the Development and the provision of services therein including (but not by way of limitation) traffic control equipment and computer equipment

3       The lighting maintenance repair replacement and renewal of all the common parts of the Development

4       The payment of any costs which may be levied by the local authority on the Development in relation to the collection of refuse or any other service rendered by the local authority for the benefit of the Development

5       The collection of refuse where undertaken by the Landlord at the
Landlord's discretion

6       The payment of rates water rates and other outgoings (if any) charged an the common parts of the Development

7       The gardening planting landscaping (and maintenance thereof) of the appropriate parts of the common parts of the Development at the Landlord's discretion

8       The employment of supervisory and other staff porters watchmen cleaners and others employed or under contract for the common parts of the Development at the Landlord's discretion including salaries wages insurance pensions and national insurance contributions and the provision of uniforms and/or protective clothing

9       The supply of gas electricity oil or other fuel or energy required for any of the services or matters referred to in this part of this Schedule

10      The cleaning painting decoration or other treatment of all the common parts of the Development

11      The execution of any works in compliance with any Enactment affecting the common parts of the Development or any part thereof or the user thereof or the employment therein of any person or in compliance with any notice or requirement of any competent authority and/or the cost and expense of any protest or appeal at the Landlord's discretion against any such notice or requirement

12      The execution of any works at the Landlord's discretion for the protection and safety of the members of the public visiting or passing the common parts of the Development

13      The provision and upkeep of a security system for the common parts of the Development at the Landlord's discretion including (but not by way of limitation) a burglar alarm system closed circuit television and/or direct communication with the police or other security service

14      The insurance of the common parts of the Development against the Insured
Risks and insurance against employer's liability public liability and third party risks and any other insurances which shall in the opinion of the Landlord be appropriate

15      All payments whether direct or indirect paid by the Landlord to or in respect of any servant or agent or to any local authority or to any person or body whatsoever towards or in connection with the carrying out of all or any of the matters referred to in this part of this Schedule

16      Any additional new or extended service facility or matter which the
Landlord may reasonably decide shall be provided for or at the Development or for the occupiers thereof or visitors thereto or for the modem and proper operation and management thereof

17      The payment of all fees costs and expenses incurred in respect of the
Certificate and Summary to be provided under Part I of this Schedule and in respect of all accounts kept and audits made for the purpose thereof

18      The payment of Value Added Tax on supplies made to the Landlord by third parties or other taxation payments and any other expenditure of the Landlord in the provision of and compliance with its obligations relating to the services and other matters herein described in this Schedule save to the extent that credit may be obtained for the same or the same may be recovered from H.M. Commissioners for Customs and Excise

19      At the Landlord's discretion the creation and maintenance of a reserve making provision for any costs expenses payments or liabilities which may arise or be incurred in relation to any of the services and other matters set out in this part of this Schedule in any subsequent year or years whether before or after the expiry of the Term which reserve shall be applied at the Landlord's discretion in or towards the discharge and payment of such future liabilities costs or expenses (whether arising before or after the expiry of the Term) but so that the Tenant shall not be entitled to any interest in or lien upon such reserve PROVIDED THAT any sums allocated to such reserve shall be held in a separately designated deposit account by the Landlord upon trust to apply the same for the purpose of the Development and pending such application placed upon deposit or otherwise invested in such manner as the Landlord shall determine and the amount of interest earned (after deduction of tax at the appropriate rate) shall be added to and become a part of the reserve

20      A management fee (and the Value Added Tax thereon) not exceeding in any one year Ten per centum of the Total Costs recoverable by the Landlord in that year

                               THE SIXTH SCHEDULE

                    Fixtures to be Disregarded on Rent Review

        - The air conditioning installations for the computer rooms, first floor offices and atrium including dri-coolers;

        - the heating and ventilation installations in the Building (including for the avoidance of doubt the energy centre identified on the Lease plan);

        - all electrical installations excluding lighting;

        - Building management systems;

        - hot water installations and sanitary equipment;

        - fire protection installations;

        - security installations;

        - passenger lifts and goods lifts;

        - dock leveller;

        - raised floors and carpets or other floor coverings; and

        - the fuel farm.

                                                (THE COMMON SEAL of ST.
                                                (MARTINS PROPERTY
                                                (INVESTMENTS LIMITED
                                                (was hereunto affixed in
                                                (the presence of.-





                                                       Authorised Signatory




                                                       Secretary